Exhibit 99.1

N   Y   S   E   :   B   X   G

M A R C H   2 0 0 7

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

Statements made in this presentation may constitute forward looking statements and are made pursuant to the Safe Harbor Provision of the Private Securities and Litigation Reform Act of 1995.  Forward looking statements are based largely on expectations and are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with economic, competitive and other factors affecting the Company and its operations, markets, products and services, as well as the risk that Company-wide growth and growth at Resorts and Communities will not occur as anticipated; risks relating to the identification and success of additional stores and alliances; our ability to acquire new Communities properties and achieve and recognize sales at the new properties as anticipated; that the Company will not be able to acquire land or identify new projects, as anticipated; sales and marketing strategies related to new Resorts and Communities properties will not be as successful as anticipated; new Resort and Communities properties will not open when expected, will cost more to develop or may not be as successful as anticipated; retail prices and homesite yields for Communities properties will be below the Company’s estimates; that cost of sales will not be as expected; that sales to existing owners will not continue at current levels; that platting will not be completed to the extent or at the time anticipated; that deferred sales will not be recognized to the extent or at the time anticipated; and the risks and other factors detailed in the Company’s SEC filings, including its most recent Annual Report on Form 10-K filed on March 16, 2006 and its Form 10-Q filed on November 9, 2006.

2

N   Y   S   E   :   B   X   G

Safe Harbor

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

Bluegreen prepares its financial statements in accordance with U.S. generally accepted accounting principles (GAAP).  Management believes that the Pro Forma Income Statements included in this presentation are a key measure to evaluate its operations as management believes they provide a better comparison of the Company’s 2006 and 2005 results of operations.   However, these Pro Forma Income Statements should not be considered a measure of financial condition or performance in isolation or as an alternative to the Statements of Income, as reported in accordance with GAAP, and these proforma results, as presented, may not be comparable to similarly titled measures of other companies.

3

N   Y   S   E   :   B   X   G

Pro Forma Financial Information

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

Since 1994, Bluegreen has grown into the fifth largest(1)
publicly-held developer and operator of vacation ownership
resort properties

A leader in direct-to-consumer sales of residential home sites

Rapidly growing target markets

Experienced management team

Successful marketing alliances with major national and
regional corporations

Strong balance sheet

          (1)   Vacation Ownership World magazine

4

N   Y   S   E   :   B   X   G

Investment Considerations

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

Segment Sales

5

Resorts

Communities

2005

35%

71%

2006

29%

65%

N   Y   S   E   :   B   X   G

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

Vacation Ownership Interests sold through real- estate based Bluegreen Vacation Club®

43 in-network resorts, near popular
“drive to” vacation destinations and
Aruba

Expansion into Las Vegas (2008) and Williamsburg (2008)

Expansion of distribution through off-site sales offices

6

RESORTS

Bluegreen Resorts

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

Approximately 171,000 owners at 12/31/06

Benefiting from sales to existing owner base, mitigating sales and marketing costs

Interest income generated through Vacation Ownership Interest financing

7

RESORTS

Bluegreen Resorts

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

Leading Positions in Vacation Ownership Industry

RESORTS

$1,500

$1,379

$700

$388

$358

0

200

400

600

800

1000

1200

1400

1600

Marriott

Wyndham

Starwood

Hilton

Bluegreen

VOI Sales (2005)

773,000

322,250

317,000

185,000

153,000

0

100,000

200,000

300,000

400,000

500,000

600,000

700,000

800,000

Wyndham

Marriott

Sunterra

Starwood

Bluegreen

Owners (2005)

145

98

52

43

30

0

40

80

120

160

Wyndham

Sunterra

Marriott

Bluegreen

Hilton

Resorts

Source:  Vacation Ownership World, 2005 VOI Sales Leaders/March 2006

($ in millions)

8

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

Target market (40-59 years old) is fastest growing segment of the population

60% of Vacation Ownership Interest owners in U.S. in 2002

Historically, median age at time of purchase was 51

Median annual income of $85,000 in 2002

35% have median annual income of $100,000+

45-54 age bracket expected to grow 18% from 2000 –2010 (1)

Growing acceptance and customer satisfaction

  3.9 million households in the U.S. own timeshares (2)

  43% industry sales growth (2002-2004) (2)

2000-2010 Estimated 5% market penetration in the $50,000+ income bracket

(1) Source: U.S. Census. Population 15 years and over

(2) Source: ARDA International Foundation, “2005 U.S. State of the Vacation Ownership Industry” Study

9

RESORTS

Vacation Ownership Demographic Trends

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

U.S. Timeshare Sales

1

2

3

4

5

6

7

8

9

1990

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

U.S. Timeshare Sales (a)

RESORTS

Sources:  (a) Ragatz Associates, American Economics Group, AIF

$

$8.6 BN

Opportunity:  BXG’s 2005 Timeshare sales = 4% of total U.S. industry sales

10

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

$0.91

$1.12

$1.40

$1.80

$1.00

$1.07

0

1

2

3

4

5

6

7

8

9

10

2000

2001

2002

2003

2004

2005

Average Annual Rate
of  Inflation

Source:  inflationdata.com

Average Annual
Unemployment Rate

Source: Economagic.com

Unleaded Regular

Per Gallon, Excluding

Taxes

Source: U.S. DOE

2.68%

3.38%

2.83%

1.59%

2.27%

3.97%

4.74%

5.78%

6.0%

5.51%

($ in billions, except price per gallon /  percentage)

RESORTS

Resistant Industry Growth

11

$8.6 BN

3.39%

5.10%

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

(1)

Source:  Resort Timeshare Consumers: Who They Are, Why They Buy, 2006 Edition, Ragatz Associates

(2)

Source: YPB&R/Yankelovich, Inc. 2006 National Leisure Travel MONITOR sm

12

RESORTS

Top 10 Purchase Motivations of Recent Timeshare Buyers (1)

“Approximately 9.2 million U.S. households are interested in acquiring a timesharing interest during the next two years.” (2)

88%

82%

74%

73%

73%

68%

68%

67%

58%

58%

Overall flexibility

Quality

Credibility

External

exchange

Liked resort,
amenities, unit

Internal

exchange

Location

of resort

Save money

On future

vacations

Opportunity

to own at
affordable
price

Treatment
during
sales
presentation

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

Members’ ownership is conveyed through a deeded real estate interest in a specific resort unit and week, which is held in a bankruptcy-remote trust on the members’ behalf.

Members’ ownership is in perpetuity and can be sold, bequeathed or otherwise conveyed to third parties.

Members’ beneficial usage rights consist of an annual or biennial allotment of vacation points that can be used for varying length of stays at any of 43 in-network resorts or can be indirectly exchanged for stays at over 3,700 resorts in over 100 countries through Resort Condominiums International, LLC (RCI), the largest vacation ownership exchange company.

13

Bluegreen Vacation Club

N   Y   S   E   :   B   X   G

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

“What can I do with 10,000 points?”

(Source: “Bluegreen Resorts Points Guide” – January 2006)

14

N   Y   S   E   :   B   X   G

Bluegreen Vacation Club

4 Nights in a two-bedroom vacation home at the Fountains Resort in Orlando, Florida (Red Season – Monday through Thursday)

Plus 3 nights in a one-bedroom vacation villa in MountainLoft in Gatlinburg, Tennessee (Red Season – Thursday through Saturday)

7 nights in a one-bedroom vacation villa at the Pono Kai Resort in Kapa’a, Kauai, Hawaii (Red Season)

3  nights  in  a  2  bedroom  vacation  villa  at  the  Suites at  Hershey Resort  in Hershey, Pennsylvania (Red Season – Monday through Wednesday)

Plus 2 nights in a studio vacation villa at the Lodge Alley Inn in Charleston, South Carolina (High Red Season – Friday through Saturday)

Plus 3 nights in a one-bedroom vacation villa at Mountain Run at Boyne in Boyne Falls, Michigan (High Red Season – Tuesday through Thursday)

Example A

Example B

Example C

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

15

RESORTS

Drive-To Locations

2008

2008

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

N   Y   S   E   :   B   X   G

Multi-Faceted Sales Approach

2

3

4

8

10

10

12

13

15

18

19

21

0

5

10

15

20

25

30

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

12/31/2006

3

4

3

4

5

4

5

7

Resort Sales Offices

Offsite Sales Offices

16

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

88,000

115,000

134,000

153,000

0

20,000

40,000

60,000

80,000

100,000

120,000

140,000

160,000

180,000

Growing Number of Resort Owners

12/31/2005

12/31/2004

12/31/2003

12/31/2002

17

12/31/2006

RESORTS

171,000

18% CAGR

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

19%

24%

28%

34%

0

5

10

15

20

25

30

35

40

2003

2004

2005

2006

RESORTS

Upgrade Sales to Existing Owner Base

18

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

Multi-pronged Approach

Existing owners and other in-house guests

Mini-vacations

Regional partners

Kiosks and off-premises contacts

Local promotions, online, telesales

Permission Marketing

Mitigates impact of “Do Not Call” lists

Bass Pro Shops

Co-branding initiative

10-year, exclusive agreement

Retail, catalogs, web site, mailing list

Six Flags, Paramount Parks, NASCAR®, Supercuts®, and Other
Marketing Alliances

19

RESORTS

Resorts Marketing

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

SFAS 152

Deferred revenues from Resort sales based on Sampler Program and sales incentives

Deferral of marketing costs is prohibited

Provision for loan losses – Netted against sales

As of December 31, 2006, $27.3 million and $15.3 million of Resorts sales and profits, respectively, were deferred under the SFAS 152

Underlying financial strength not expected to be affected

20

Timeshare Accounting

N   Y   S   E   :   B   X   G

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

$255

$311

$358

$399

$358

$414

$0

$50

$100

$150

$200

$250

$300

$350

$400

$450

2003

2004

2005

2006

2005

2006

($ in millions)

21

RESORTS

Bluegreen Resorts Sales

PRO FORMA, BEFORE SFAS 152
ADJUSTMENT OF

($15) MILLION

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

16% CAGR

16%

22

Bluegreen Resorts Cost of Sales

RESORTS

20%

24%

22%

22%

0

5

10

15

20

25

30

2003

2004

2005

2006

2006 = 21% Pro Forma for

SFAS 152

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

72%

63%

58%

58%

52%

53%

55%

60%

0%

10%

20%

30%

40%

50%

60%

70%

80%

FY 2000

FY 2001

FY 2002

CY 2002

CY 2003

CY 2004

CY 2005

CY 2006

23

RESORTS

Bluegreen Resorts Selling and Marketing Costs

2006 = 57% PRO FORMA FOR SFAS 152

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

$50

$53

$60

$54

$60

$65

$0

$10

$20

$30

$40

$50

$60

$70

2003

2004

2005

2006

2005

2006

(1)

Operating profit prior to the allocation of corporate overhead, interest income, other income, interest expense, income taxes, minority interest, and cumulative effect of change in accounting principle.  Pro forma before SFAS 152 also excludes provision for loan losses and gain on sale of receivables.

(2)

Pro forma before 2006 SFAS 152 adjustment of ($11) million CAGR would have been 9%.

($ in millions)

24

RESORTS

Bluegreen Resorts Field Operating Profit (1)

PRO FORMA, BEFORE

SFAS 152 ADJUSTMENT OF
($11) MILLION

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

3 % CAGR(2)

Expand sales distribution infrastructure

New Resorts markets: Las Vegas, Williamsburg

New off site markets: Chicago, Atlanta

Expand capacity in existing markets: Smoky Mountains, Myrtle Beach

Broaden portfolio of properties to accommodate growing owner base

New family and destination-area Resorts

Expand popular existing Resorts properties

New experiential Resorts properties

Leverage brand by expanding marketing channels

Increase benefits of ownership

Points are fungible currency towards other leisure experiences

Continued technology innovation

Strengthen financing relationships

Resorts Growth Strategies

25

RESORTS

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

Direct-to-consumer sales of
residential homesites

Deed restricted communities

“Exurbia” in southeastern and
southwestern United States

Reduced competition from
homebuilders

Target markets with
sophisticated technology

26

COMMUNITIES

Bluegreen Communities

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

Certain properties include golf
courses designed by PGA
champions

Primarily a cash business, with
minimal cap-ex

Pre-sales facilitated through
combination of bonding to
completion and corporate
guaranty

Replenishing inventory, with new
Communities’ sales commencing
in Q4 2006, Q2 2007.

27

COMMUNITIES

Bluegreen Communities

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

28

COMMUNITIES

Concentrated Communities Footprint

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

Traditions of Braselton

Fred Couples’ designed or signature courses

Carolina National Golf Club™

Sanctuary Cove at St. Andrews Sound™

Chapel Ridge™ (in development)

Curtis Strange designed course

Brickshire™

“Best Places to Play, 2004-2005” (Golf Digest)

Davis Love III designed course

The Preserve at Jordan Lake™

“Top 100 Best Residential Golf Courses” (Golfweek, 2005)

29

COMMUNITIES

Bluegreen Golf Communities

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

$104

$192

$192

$164

0

20

40

60

80

100

120

140

160

180

200

220

2003

2004

2005

2006

($ in millions)

30

COMMUNITIES

Bluegreen Communities Sales

16% CAGR

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

31

Bluegreen Communities Cost of Sales

COMMUNITIES

55%

52%

55%

$48

$50

$52

$54

$56

$58

$60

2003

2004

2005

2006

55%

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

22%

19%

17%

17%

0%

5%

10%

15%

20%

25%

2003

2004

2005

2006

32

COMMUNITIES

Bluegreen Communities Selling and Marketing Expenses

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

$13

$47

$36

$0

$10

$20

$30

$40

$50

$60

2003

2004

2005

2006

Bluegreen Communities Field Operating Profit (1)

COMMUNITIES

$38

33

(1)      Operating profit prior to the allocation of corporate overhead, interest income, other income, provision for loan losses, interest          expense and income taxes.

40% CAGR

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

Historically, a routine process

Significant sales in 2004 and 2005 led to earlier than expected sell-out of some communities

Focus on existing and new markets

Inventory with estimated remaining life-of-project sales of approximately $529 million at 12/31/06

Beginning September 2006, sales commenced at recently acquired Texas Communities with aggregate estimated life-of-project sales of $375 million million

Vintage Oaks at the Vineyards, a 3,300 acre Community outside of San Antonio

Bridges at Preston Crossings, a 1,579 acre Bluegreen Golf Community outside of Dallas

King Oaks, a 953-acre parcel in College Station

Saddle Creek Ranch, a 130-acre Community in Magnolia

Q2 2007 sales expected to commence at Little Satilla River Club at St. Andrews Sound

350-acre follow-on to successful Sanctuary Cove Bluegreen Community

Estimated life-of-project sales of $63.0 million

34

COMMUNITIES

Replenishing Communities Portfolio

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

N   Y   S   E   :   B   X   G

Q4 2006 Financial Results

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

$445

$631

$684

$673

$154

$154

$158

158

$0

$100

$200

$300

$400

$500

$600

$700

2003

2004

2005

2006

Q4 '05

Q4 '06

Q4 '05

Q4 '06

($ in Millions.  Includes revenue from all sources.)

36

Total Revenue

PRO FORMA, BEFORE

SFAS 152 ADJUSTMENT
OF ($4) MILLION

FINANCIAL INFORMATION

0%

15% CAGR

2%

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

$20

$43

$47

$34

$2

$7

$(.3)

$7

$0

$10

$20

$30

$40

$50

$60

2003

2004

2005

2006

Q4 '05

Q4 '06

Q4 '05

Q4 '06

($ in Millions)

37

Income Before Cumulative Effect of Accounting Change

PRO FORMA, BEFORE

SFAS 152 ADJUSTMENT OF
$2 MILLION

FINANCIAL INFORMATION

19% CAGR

(71)%

(104)%

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

$0.74

$1.43

$1.49

$1.10

$0.22

$0.06

$0.22

$0.01

$0.00

$0.20

$0.40

$0.60

$0.80

$1.00

$1.20

$1.40

$1.60

$1.80

$2.00

2003

2004

2005

2006

Q4 '05

Q4 '06

Q4 '05

Q4 06

38

Earnings Per Share  (1)

PRO FORMA, BEFORE

SFAS 152 ADJUSTMENT OF
$0.07 PER SHARE

FINANCIAL INFORMATION

(1)  Before cumulative effect of accounting change

14% CAGR

(73%)

(105%)

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

Additional acquisitions beyond those completed to date are
necessary to achieve consistent quarterly sales growth for
Bluegreen Communities.

Bluegreen Communities are absorbed at varying rates, depending on the market and related market conditions.

Bluegreen Resorts acquisitions require significant lead times to have a meaningful impact on earnings.

Challenges

FINANCIAL INFORMATION

39

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

Construction costs have been increasing. Cost of product are expected to increase within the previously provided 23%-25%
range.

Efficiencies from owner sales may continue to be essentially offset by start-up costs of new affiliations and programs.

Continued growth requires leverage.  Increased leverage =
increased interest expense.

Challenges

FINANCIAL INFORMATION

40

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

N   Y   S   E   :   B   X   G

Appendix:

Financial Position and Liquidity

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

42

Condensed Consolidated Balance Sheets

FINANCIAL INFORMATION

December 31,

December 31,

2006

2005

ASSETS

(Unaudited)

Cash and cash equivalents (unrestricted)

$

49,672

$

66,383

Cash and cash equivalents (restricted)

21,476

18,321

Contracts receivable, net

23,856

27,473

Notes receivable, net

144,251

127,783

Prepaid expenses

10,800

6,500

Other assets

27,465

17,227

Inventory, net

349,333

240,969

Retained interests in notes receivable sold

130,623

105,696

Property and equipment, net

92,445

79,634

Goodwill

4,291

4,257

Total assets

$

854,212

$

694,243

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities

Accounts payable

$

18,465

$

11,071

Accrued liabilities and other

49,458

43,801

Deferred income

40,270

29,354

Deferred income taxes

87,624

75,404

Receivable-backed notes payable

21,050

35,731

Lines-of-credit and notes payable

124,412

61,428

10.50% senior secured notes payable

55,000

55,000

Junior subordinated debentures

90,208

59,280

Total liabilities

486,487

371,069

Minority interest

14,702

9,508

Total shareholders’ equity

353,023

313,666

Total liabilities and shareholders’ equity

$

854,212

$

694,243

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

$154

$174

$261

$314

$353

$0

$50

$100

$150

$200

$250

$300

$350

Dec '02

Dec '03

Dec '04

Dec '05

Dec '06

Shareholders’ Equity

Debt -To-Equity Ratio

($ in millions)

43

FINANCIAL INFORMATION

Key Financial Metrics

1.5

2.1

1.0

0.7

0.8

0.0

0.5

1.0

1.5

2.0

2.5

Dec '02

Dec '03

Dec '04

Dec '05

Dec '06

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

$111

$216

$229

$244_

0

50

100

150

200

250

Financed approximately 95% of Vacation Ownership Interest purchases

VOI receivables yield approximately 15% per year, generating significant interest income

Owners are required to make at least 10% down payment of sales price in cash or equity and finance balance over 10 years

In-house servicing of all receivables

Significant cash generation potential through the sale of receivables portfolio

Average Yield

15%

Average Cost

6%

Spread

9%

Aggregate Principal of Notes Receivable Sold

(in millions)

44

FINANCIAL INFORMATION

Receivables Financing Program

              2003                      2004                        2005                        2006

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

Branch Banking & Trust                                5/08                       $137.5 MM             $      0 MM         $137.5 MM

General Electric Capital Corp.                               3/08                       $125.0 MM             $ 64.8 MM         $  60.2 MM

                                                                                            Amount

                                                                                Facility                      Outstanding                Amount
                       Expiration                                    Amount            Dec. 31, 2006         Available

45

FINANCIAL INFORMATION

Receivables Sale Facilities

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

$75 Million GMAC Receivables Facility (February 2008)

$150 Million GMAC Resorts AD&C Facility (February 2008)

$75 Million GMAC Communities A&D Facility (September 2008)

$15 Million Wachovia Bank, N.A. Unsecured Revolver (June 2007)

46

FINANCIAL INFORMATION

Credit Facilities

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®

N   Y   S   E   :   B   X   G

M A R C H   2 0 0 7

B l u e g r e e n    C o r p o r a t i o n

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i v  e      a   n   d      p   l   a   y  ®